Exhibit 1.2
                                                        [CONFORMED COPY]



                                   STOCK PURCHASE AGREEMENT dated as of
                              April 30, 1997, among HONG LEONG STRATEGIC
                              HOLDINGS LIMITED, a Bermuda exempted
                              company ("Seller"), HARVEST E-XPRESS, a
                              Nevada corporation ("Buyer"), MCKINLEY
                              CAPITAL, INC., a Nevada corporation
                              ("McKinley"), KEN EDWARDS ("Edwards"), and
                              DAVID N. NEMELKA ("Nemelka" and, together with McKinley and Edwards, the "Principals").


          Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all the issued and outstanding shares, par value $0.001 per share (the "HLS Shares"), of HLS Corporation Limited, a Bermuda exempted company and wholly owned subsidiary of Seller (the "Company").

          Accordingly, Seller, Buyer, McKinley, Nemelka and Edwards hereby agree as follows:


          SECTION 1. Purchase and Sale of the Shares. On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2) Seller shall sell, transfer and deliver to Buyer, and Buyer shall purchase from Seller, the HLS Shares for an aggregate consideration consisting of (a) 590,000 shares (the "Buyer A Shares") of the Class A common stock, $0.001 par value per share, of Buyer ("Buyer Class A Stock") and (b) 29,010,000 shares (the "Buyer B Shares" and, together with the Buyer A Shares, the "Buyer Shares") of the Class B common stock, $0.001 par value per share, of Buyer ("Buyer Class B Stock") payable as set forth below in Section 2.

          SECTION 2. Closing. The closing (the "Closing") of the purchase and sale of the HLS Shares shall be held at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York, at 10:00 a.m. on April 23, 1997, or, if the conditions to the Closing set forth in Section 3 shall not have been satisfied by such date, as soon as practicable after such conditions shall have been satisfied. The date on which the Closing shall occur is hereinafter referred to as the "Closing Date". At the Closing, (i) Buyer shall deliver or cause to be delivered to Seller certificates, registered in the name of Seller, representing the Buyer Shares and (ii) Seller shall deliver or cause to be delivered to Buyer certificates representing the HLS Shares, duly endorsed or accompanied by stock powers duly endorsed in proper form for transfer, with appropriate transfer stamps, if any, affixed.


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          SECTION 3. Conditions to Closing. (a) Buyer's Obligation. The
obligation of Buyer to purchase and pay for the HLS Shares is subject to the satisfaction (or waiver by Buyer) as of the Closing of the following conditions:

          (i) The representations and warranties of Seller made in this Agreement shall be true and correct in all material respects on and as of such time. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing. Seller shall have delivered to Buyer a certificate dated the Closing Date and signed by an authorized officer of Seller confirming the foregoing.

          (ii) The stockholders of Buyer shall have approved an amendment and restatement of the Articles of Incorporation of Buyer in the form of Exhibit A (the "Charter Amendment"); and the Charter Amendment shall become effective.

          (iii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order entered, promulgated or issued by any Federal, state or local government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") preventing the purchase and sale of the HLS Shares shall be in effect.

          (iv) Seller shall have received all approvals from the Bermuda Monetary Authority necessary to consummate the transactions contemplated hereby.

          (b) Seller's Obligation. The obligation of Seller to sell and deliver the HLS Shares to Buyer is subject to the satisfaction (or waiver by Seller) as of the Closing of the following conditions:

          (i) The representations and warranties of Buyer and each of the Principals made in this Agreement shall be true and correct in all material respects on and as of the time of the Closing as though made as of such time. Buyer and each of the Principals shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer or such Principal as the case may be, by the time of the Closing. Buyer and each of the Principals shall have delivered to Seller a certificate dated the Closing Date and signed, in the case of Buyer and McKinley, by an authorized officer of Buyer and McKinley, respectively, and, in the case of Edwards and Nemelka, by Edwards and Nemelka, respectively, confirming the foregoing.

          (ii) The stockholders of Buyer shall have approved the Charter Amendment, and the Charter Amendment shall have become effective.

          (iii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order entered, promulgated or issued by any Governmental Entity preventing the purchase and sale of the HLS Shares shall be in effect.

          (iv) The stockholders of Buyer shall include at least 300 persons not affiliates or associates of, or employed by, Buyer or any of its affiliates and associates; and each of such 300 persons shall own beneficially and of record at least 100 shares of Buyer Class A Stock; and Seller shall have received a certificate, signed by Edwards, to the effect of the foregoing.

          (v) Seller shall have received a reliance letter, in the form of Exhibit B, from Pritchett, Siler & Hardy, P.C., with respect to the audited financial statements included in the Buyer's Annual Report on Form 10-KSB for the year ended December 31, 1996 (the "1996 Form 10-KSB").

          (vi) Seller shall have received all approvals from the Bermuda Monetary Authority necessary to consummate the transactions contemplated hereby.

          (vii) In the event McKinley shall have made any transfers of any shares of Buyer Class A Stock pursuant to Section 8(c), Seller shall have received (A) a certificate of McKinley dated the Closing Date identifying each such transferee, including the number of shares transferred, and confirming that they have advised each such transferee that such shares of Buyer Class A Stock are "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act") and (B) an agreement from each such transferee complying with the requirements of Section 8(c).

          SECTION 4. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

          (a) Authority. Seller is an exempted company validly existing under the laws of Bermuda. Seller has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          (b) No Conflicts; Consents. The execution and delivery of this Agreement by Seller do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien, claim, encumbrance of any kind upon any of the properties or assets of the Company under, any provision of (i) the constitutive documents of Seller, (ii) any material agreement or obligation to which Seller or the Company is a party or by which any of their respective assets are bound or (iii) any judgment, order or decree, or material statute, law, ordinance, rule or regulation applicable to Seller or the Company or their respective assets, other than such as in the aggregate would not have a material adverse effect on the business, financial condition or results of operations of the Company (a "Material Adverse Effect"). No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Seller or the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (A) compliance with and filings under Bermuda law, if applicable, and (B) those that may be required solely by reason of Buyer's participation in the transactions contemplated hereby.

          (c) The HLS Shares. Seller has good and valid title to the HLS Shares, free and clear of any liens, claims or encumbrances of any kind. Assuming Buyer has the requisite power and authority to be the lawful owner of the

HLS Shares, upon delivery to Buyer at the Closing of certificates representing the HLS Shares, duly endorsed by Seller, and upon Seller's receipt of the Consideration, (i) good and valid title to the HLS Shares will pass to Buyer, free and clear of any liens, claims or encumbrances of any kind, other than those arising from acts of Buyer or its affiliates and (ii) Buyer will be entitled to registration on the Company's register of members as the owner of the HLS Shares.

          (d) Organization and Standing; Books and Records. The Company is an exempted company validly existing under the laws of Bermuda. The Company has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its assets and to carry on its business as presently conducted, other than such the lack of which would not have a Material Adverse Effect.

          (e) Capital Stock of the Company. The authorized capital stock of the Company consists of 50,000,000 Class A Common Shares, par value $0.001 per share (the "HLS A Shares"), and 5,000,000 Class B Common Shares, par value $0.001 per share (the "HLS B Shares"), of which 25,000,000 HLS A Shares and 5,000,000 HLS B Shares (which together constitute the HLS Shares), are duly authorized and validly issued and outstanding, fully paid and nonassessable. Seller is the record and beneficial owner of the HLS Shares. Except for the HLS Shares, there are no shares or other equity securities of the Company outstanding. The HLS Shares are not subject to any purchase option, call, right of first refusal, preemptive or similar rights under any provision of applicable law, the Memorandum of Association and Bye-laws of the Company, any contract, agreement or instrument to which the Company is subject or bound.

          (f) Assets of the Company. (1) The only material asset of the Company is approximately 90% of the outstanding capital stock of HS-HL Company Pte. Ltd. ("HS- HL"), a Singapore corporation, and certain ancillary rights relating thereto. The only material liabilities of the Company relate to its ownership of HS-HL.

          (2) The only material assets of HS-HL are 100% of the outstanding capital stock of HN-SIN Electric Pte Ltd and Hong Leong Electric Pte Ltd. (collectively, the "HS-HL Subsidiaries"), Singapore corporations. The only material liabilities of HS-HL relate to its ownership of the HS-HL Subsidiaries.

          (3) The only material asset of the HS-HL Subsidiaries is a collective ownership interest of approximately 51% in Henan Xinfei Electric Co. Ltd. ("Xinfei"), a Sino-foreign equity joint venture, and certain ancillary rights relating thereto. The only material liabilities of the HS-HL Subsidiaries relate to their respective ownership interests in Xinfei.

          (4) Attached as Exhibit C is a recent unaudited balance sheet and an audited balance sheet for the year ended December 31, 1995 for Xinfei.

          (g) Liquidity. Seller is entering into the transactions contemplated hereby with the intention of using its best efforts to establish over the next 90 days and thereafter develop a trading market in the United States for the Buyer Class A Stock (or any successor security). No assurances can be given that such a market will develop.

          SECTION 5. Covenants of Seller. Seller shall not, and shall not permit the Company to, take any action that would result in any of the conditions to the purchase and sale of the HLS Shares set forth in
Section 3(a) not being satisfied.

          SECTION 6. Representations and Warranties Relating to Buyer. The Principals jointly and severally represent and warrant to Seller as follows:

          (a) Authority; Books and Records. Buyer is a corporation validly existing under the laws of the State of Nevada. Buyer has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has prior to the execution of this Agreement delivered to Seller true and complete copies of the Articles of Incorporation and By- laws, each as amended to date, of Buyer. The stock certificate and transfer books and the minute books of Buyer (which have been made available for inspection by Seller prior to the date hereof) are true and complete.

          (b) No Conflicts; Consents. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof shall not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien, claim or encumbrance of any kind upon any of the assets of Buyer or any subsidiary of Buyer under, any provision of (i) the Articles of Incorporation or By- laws of Buyer, (ii) any material agreement or obligation to which Buyer is a party or by which any of Buyer's assets are bound, or (iii) any judgment, order, or decree, or material statute, law, ordinance, rule or regulation applicable to Buyer or Buyer's assets. No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Buyer or Buyer's affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (A) compliance with and filings under Bermuda law, if applicable, (B) filings under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (C) those that may be required solely by reason of Seller's participation in the transactions contemplated hereby.

          (c) Capital Stock of Buyer. On the date of this Agreement, the authorized capital stock of Buyer consists of (i) 50,000,000 shares of Common Stock, par value $0.001 per share, of which 200,000 are duly authorized and validly issued and outstanding, fully paid and nonassessable. On the Closing Date, after giving effect to the Charter Amendment, the authorized capital stock of Buyer will consist of (i) 30,000,000 shares of Buyer Class A Stock, of which 400,000 (which 400,000 shares includes the 200,000 shares issued pursuant to Section 6(f)) will be duly authorized and validly issued and outstanding, fully paid and nonassessable and (ii) 30,000,000 shares of Buyer Class B Stock, of which none will be outstanding. On the Closing Date, Buyer will also have outstanding warrants (the "Warrants") in the form of Exhibit D to purchase 200,000 shares of Buyer Class A Stock. There are no commitments (other than this Agreement and the Warrants) pursuant to which Buyer is or may become obligated to issue any shares of capital stock or other securities of Buyer.

          (d) Equity Interests. Buyer does not directly or indirectly own any capital stock of or other equity interests in any corporation, partnership or other person and Buyer is not a member of or participant in any partnership, joint venture or similar person.

          (e) Financial Statements. (1) Buyer has filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since its formation (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Buyer included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Buyer and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Buyer does not have any securities registered under Section 12 of the Exchange Act. The balance sheet included in the 1996 Form 10-KSB is referred to herein as the "Buyer Balance Sheet".

          (2) Buyer does not have any liabilities or obligations, except
(A) as disclosed, reflected or reserved against in the Buyer Balance Sheet and (B) liabilities or obligations under, or specifically referred to in, this Agreement.

          (3) Buyer does not have any assets, except (A) as disclosed in the Buyer Balance Sheet, (B) corporate books and records, (C) cash and
(D) rights under this Agreement.

          (f) Fees and Expenses. In connection with the transactions contemplated by this Agreement, McKinley will be entitled to purchase 200,000 shares of Buyer Class A Stock and Warrants covering an additional 200,000 shares of Buyer Class A Stock, all for aggregate cash consideration of $20,000 as compensation for services rendered to Buyer. Such compensation has been unanimously approved by all the directors of Buyer, and will be issued prior to the Closing. Other than as aforesaid, all fees and expenses incurred by Buyer, including, without limitation, any finders fees due to any party (including George Rainey or any firm with which he may be affiliated) in connection with the transactions contemplated hereby will be paid by McKinley.

          (g) Absence of Earnings and Profits. Buyer does not have any "earnings and profits" as such term is interpreted for purposes of
Section 316(a) of the Internal Revenue Code of 1986, as amended.

          SECTION 7. Covenants of Buyer and the Principals. (a) No Additional Representations. Buyer and each Principal acknowledges and agrees that none of Seller, the Company or any other person has made any representation or warranty, expressed or implied, with respect to the transactions contemplated hereby, the Company or its assets, liabilities and business, the accuracy or completeness of any information regarding the Company furnished or made available to Buyer and its representatives (including each Principal), except as expressly set forth in this Agreement.

          (b) Access. Prior to the Closing, Buyer shall give Seller and its representatives reasonable access, during normal business hours and upon reasonable notice, to the personnel, properties, books and records of Buyer.

          (c) Ordinary Conduct. Except as expressly permitted by the terms of this Agreement, from the date hereof to the Closing, Buyer shall conduct its business, and each Principal shall cause Buyer to conduct its business, in the ordinary course in substantially the same manner as presently conducted. Buyer shall not, and each Principal shall not permit Buyer to, take any action that would result in any of the conditions to the transactions contemplated by this Agreement set forth in Section 3(b) not being satisfied. In addition, except as otherwise permitted by the terms of this Agreement, Buyer shall not, and each Principal shall not permit Buyer to, do any of the following without the prior written consent of Seller:

          (i) amend its Articles of Incorporation or By- laws;

          (ii) declare or pay any dividend or make any other distribution to its stockholders whether or not upon or in respect of any shares of its capital stock;

          (iii) issue, redeem or otherwise acquire any shares of its capital stock;

          (iv) incur any liabilities or increase any liability in existence on the Closing Date;

          (v) acquire or dispose of any asset;

          (vi) make or incur any capital expenditure; or

          (vii) agree, whether in writing or otherwise, to do any of the foregoing.

          (d) Resignations. On the Closing Date, Buyer shall (i) cause to be delivered to Seller duly signed resignations, effective immediately after the Closing, of all directors and officers of Buyer and (ii) cause to be appointed as directors of Buyer two nominees of Seller.

          (e) The Buyer Shares. On the Closing Date, the Buyer Shares will have been duly and validly authorized and issued and be fully paid and nonassessable. The Buyer Shares will not be subject to any purchase option, call, right of first refusal, preemptive or similar rights under any provision of applicable law, the Articles of Incorporation or By-laws of Buyer, or any contract, agreement or instrument to which Buyer is subject or bound.

          (f) Seller Commitments. Buyer and each Principal acknowledges that, other than the representation set forth in Section 4(g), Seller has made no representations and given no assurance as to any actions that may or may not be taken by it or by Buyer following the Closing. Neither Buyer nor any of the Principals is entering into the transactions contemplated hereby, or (in the case of the Principals) voting as stockholders of Buyer with respect thereto, in reliance on any disclosed, undisclosed or expected plans of Seller, other than the representation set forth in Section 4(g), for the future of Buyer or with respect to its capital stock. Buyer and each Principal acknowledges that (i) Seller shall be completely free to take such actions as a stockholder of Buyer as Seller considers to be in its interests and (ii) any designees of Seller on the Board of Directors of Buyer shall be completely free to take such actions as they consider to be in the best interests of Buyer, including, without limitation, additional acquisitions by Buyer or the Company, issuance of securities by Buyer or the Company, issuance of additional shares of Buyer Class A Stock on a one-for-one basis in exchange for shares of Buyer Class B Stock, a merger, consolidation, reorganization, liquidation or dissolution of Buyer or any other form of extraordinary transaction.

          SECTION 8. Additional Obligations of McKinley and Nemelka. (a) Representations and Warranties. McKinley and Nemelka, jointly and severally, represent and warrant to Seller as follows: (i) McKinley is a corporation validly existing under the laws of the State of Nevada; (ii) McKinley has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (iii) all corporate acts and other proceedings required to be taken by McKinley to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken; (iv) this Agreement has been duly executed and delivered by McKinley and Nemelka and constitutes a legal, valid and binding obligation of McKinley and Nemelka, enforceable against McKinley and Nemelka in accordance with its terms and (v) Nemelka and McKinley beneficially own within the meaning of Rule 13d-3 under the Exchange Act, 32,500 shares of common stock of Buyer plus the Warrants plus the shares referred to in Section 6(f).

          (b) Voting. Each of McKinley and Nemelka shall vote or cause to be voted all shares of capital stock of Buyer owned beneficially or of record by them in favor of the transactions contemplated hereby.

          (c) Transfers. From the date hereof, and for three months following the Closing Date, neither Nemelka nor McKinley shall sell, transfer or otherwise dispose of any shares of Buyer Class A Stock or any Warrants; provided, however, that the foregoing shall not prevent McKinley from transferring shares of Buyer Class A Stock on the Closing Date to fewer than 15 transferees. McKinley shall notify in writing each transferee of Buyer Class A Stock under the proviso to the preceding sentence that such Buyer Class A Stock is "restricted" within the meaning of Rule 144 under the Securities Act, and obtain from each such transferee a written agreement in form satisfactory to Seller not to transfer any such Buyer Class A Stock for three months following the Closing Date and, following such date, not to transfer any such Buyer Class A Stock in violation of the registration requirements of the Securities Act.

          (d) Securities Laws Matters. McKinley (i) acknowledges that the Warrants, the shares of Buyer Class A Stock referred to in Section 6(f) and the shares underlying the Warrants have not been registered under the Securities Act and (ii) agrees not to offer for sale or sell any such securities in violation of the registration requirements of the Securities Act.

          SECTION 9. Additional Obligations of Edwards. (a) Representations and Warranties. Edwards represents and warrants to Seller as follows: (i) this Agreement has been duly executed and delivered by Edwards and constitutes a legal, valid and binding obligation of Edwards, enforceable against Edwards in accordance with its terms and (ii) Edwards beneficially owns, within the meaning of Rule 13d-3 under the Exchange Act, 97,200 shares of common stock of Buyer.

          (b) Voting. Edwards shall vote or cause to be voted all shares of capital stock of Buyer owned beneficially or of record by him or any member of his immediate family to be voted in favor of the transactions contemplated hereby.

          (c) Transfers. For three months following the Closing Date, Edwards shall not sell, transfer or otherwise dispose of any shares of Buyer Class A Stock.

          SECTION 10. Mutual Covenants. Each party covenants and agrees as follows:

          (a) Publicity. Seller and Buyer agree that, from the date hereof through the Closing Date, no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld).

          (b) Best Efforts. Each party shall use its best efforts to cause the Closing to occur.

          (c) Records. On the Closing Date, Buyer shall deliver or cause to be delivered to Seller all material agreements, documents, books, records and files (collectively, "Records"), if any, in the possession of Buyer relating to the business and operations of Buyer to the extent not then in the possession of Seller.

          SECTION 11. Further Assurances. After the Closing, from time to time, as and when requested by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

          SECTION 12. Indemnification. (a) Indemnifica tion Constitutes Exclusive Remedy. Each party acknowledges that, should the Closing occur, such party shall not have any rights or remedies, other than as expressly set forth in this Section 12, against any other party in connection with the transactions contemplated hereby. In furtherance of the foregoing, each party hereby waives, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action, other than as expressly set forth in this
Section 12, such party may have against any other party and its affiliates arising under or based upon any Federal, state, local or foreign statute, law, ordinance, rule or regulation or otherwise.

          (b) Indemnification by the Principals. From and after the Closing, each Principal shall indemnify Seller, the Company, Buyer, each of their affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty by such Principal contained in this Agreement, (ii) any breach of any covenant of such Principal contained in this Agreement or (iii) all obligations and liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, of Buyer that arises out of the operations or existence of Buyer prior to the Closing Date (other than those listed in Section 6(e)(2)).

          (c) Indemnification by Seller. From and after the Closing, Seller shall indemnify each Principal, each of their affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty by Seller contained in this Agreement or (ii) any breach of any covenant of Seller contained in this Agreement.

          SECTION 13. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party (including by operation of law in connection with a merger, or sale of substantially all the assets, of Buyer or Seller) without the prior written consent of each other party hereto. No assignment shall limit or affect the assignor's obligations hereunder. Any attempted assignment in violation of this Section 13 shall be void.

          SECTION 14. No Third-Party Beneficiaries. Except as provided in Section 12, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

          SECTION 15. Termination. (a) Anything contained herein to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

          (i) by mutual written consent of Seller and Buyer;

          (ii) by Seller if any of the conditions set forth in Section 3(b) shall have become incapable of fulfillment, and shall not have been waived by Seller;

          (iii) by Buyer if any of the conditions set forth in Section 3(a) shall have become incapable of fulfillment, and shall not have been waived by Buyer; or

          (iv) by either party hereto, if the Closing does not occur on or prior to May 2, 1997;

provided, however, that the party seeking termination pursuant to clause
(ii), (iii) or (iv) is not basing termination on any breach in any material respect of any of its representations, warranties, covenants or agreements contained in this Agreement.

          (b) In the event of termination by Seller or Buyer pursuant to this Section 15, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated, without further action by either party. If the transactions contemplated by this Agreement are terminated as provided herein Buyer shall return all documents and other material received from Seller or the Company relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Seller.

          (c) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 15, this Agreement shall become void and of no further force or effect, except for the provisions of (i) Section 17 relating to certain expenses, (ii)
Section 18 relating to attorney fees and expenses, (iii) Section 10(a) relating to publicity and (iv) this Section 15. Nothing in this Section 15 shall be deemed to release either party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

          SECTION 16. Survival of Representations. The representations and warranties in Section 4 and in any certificate delivered pursuant to
Section 3(a)(i) shall survive the Closing for purposes of Section 12(c) and shall terminate at the close of business three years following the Closing Date. The representations and warranties in Sections 6, 8 and 9 and in any certificate delivered pursuant to Section 3(b)(i) shall survive the Closing for purposes of Section 12(b) and shall terminate at the close of business three years following the Closing Date.

          SECTION 17. Expenses. Whether or not the transactions contemplated hereby are consummated, and except as otherwise specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

          SECTION 18. Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by all parties hereto.

          SECTION 19. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by confirmed fax or sent, postage prepaid, by certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, confirmed faxed, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

           (i)  if to Buyer,

                Harvest E-xpress
                4484 Taylor Avenue
                Ogden, Utah 84403
                Fax:  801-580-1948

                Attention: Ken Edwards

           (ii) if to McKinley or Nemelka,

                McKinley Capital, Inc.
                899 S. Artistic Circle
                Springville, UT 84663
                Fax: 801-483-6734

                Attention: David N. Nemelka

          (iii) if to Edwards,

                Ken Edwards
                4484 Taylor Avenue
                Ogden, UT 84403
                Fax: 801-580-1948

           (iv) if to Seller,

                Hong Leong Strategic Holdings Limited
                c/o Hong Leong Strategic Holdings, Inc.
                145 West 44th Street, 6th Floor
                New York, New York 10036
                Fax: 212-789-7773

                Attention: Peter C. R. Huang

with a copy to:

                Cravath, Swaine & Moore
                Worldwide Plaza
                825 Eighth Avenue
                New York, NY 10019-7475
                Fax: 212-474-3700

                Attention: Richard Hall.

          SECTION 20. Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.

          (b) For all purposes hereof:

          (i) "affiliate" and "associate" have the respective meanings given such terms in Rule 12b-2 promulgated under the Exchange Act;

          (ii) "including" means including without limitation;

          (iii) "knowledge" of Seller means the knowledge after due inquiry of Peter Huang;

          (iv) "knowledge" of Buyer means the knowledge after due inquiry of Ken Edwards and any other officer or director of Buyer; and

          (v) "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

          SECTION 21. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each other party.

          SECTION 22. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. None of the parties shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

          SECTION 23. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

          SECTION 24. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                              HONG LEONG STRATEGIC HOLDINGS
                              LIMITED,

                                by  /s/ Kwek Ling Peck
                                    -------------------------
                                    Name:  Kwek Ling Peck
                                    Title: Director


                              HARVEST E-XPRESS,

                                by  /s/ Ken Edwards
                                    -------------------------
                                    Name:  Ken Edwards
                                    Title: President


                              MCKINLEY CAPITAL, INC.,

                                by  /s/ David N. Nemelka
                                    -------------------------
                                    Name:  David N. Nemelka
                                    Title: President

                              /s/ Ken Edwards
                              -------------------------------
                                         Ken Edwards

                              /s/ David N. Nemelka
                              -------------------------------
                                     David N. Nemelka